UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04611

Exact name of registrant as specified in charter:	Aberdeen Asia-Pacific Income Fund, Inc.

Address of principal executive offices:	800 Scudders Mill Road,
Plainsboro,
New Jersey 08536

Name and address of agent for service:	Mr. Alan Goodson
Aberdeen Asset Management Inc.
1735 Market Street
37th Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	10/31/07

Date of reporting period:	10/31/07

Item 1 – Reports to Stockholders

07

Invests primarily in Australian and Asian debt securities.

Aberdeen Asia-Pacific Income Fund, Inc.

Annual Report

October 31, 2007

Letter to Shareholders

December 17, 2007

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) for the year ended October 31, 2007. The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was 15.6% over the year ended October 31, 2007 and 9.6% per annum since inception, assuming the reinvestment of distributions.

Share Price Performance

The Fund’s share price increased by 3.1% over the year, from $6.10 on October 31, 2006 to $6.29 on October 31, 2007. The Fund’s share price on October 31, 2007 represented a discount of 10.0% to the NAV per share of $6.99 on that date, compared with a discount of 5.6% to the NAV per share of $6.46 on October 31, 2006. At the date of this letter, the share price was $5.75 representing a discount of 12.3% to the NAV per share of $6.56.

Asia: 44.7% of Total Investments Invested in Asian Debt Securities

As of October 31, 2007, the Fund held 44.7% of its total investments in Asian debt securities (including New Zealand). Of the Fund’s total investments, 28.9% were held in U.S. dollar denominated bonds issued by foreign issuers, bringing the Fund’s total U.S. dollar exposure to 32.5%.

Credit Quality: 70.6% of Securities Rated or Deemed Equivalent to A or Better

As of October 31, 2007, 70.6% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better, or judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Distributions

Distributions to common shareholders for the twelve months ended October 31, 2007 totaled 42 cents per share. Based on the share price of $6.29 on October 31, 2007, the distribution rate over the twelve months then ended was 6.7%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On December 12, 2007, the Board of Directors authorized a monthly distribution of 3.5 cents per share, payable on January 11, 2008 to common shareholders of record as of December 31, 2007.

The Board’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent the Fund does not generate earnings from dividends, interest and net realized capital gains equal to or in excess of the aggregate distributions paid by the Fund, paid-in capital, which is a non-taxable return of capital. It is the Board’s intention that the monthly distribution of 3.5 cents per share be maintained for twelve months, beginning with the July 13, 2007 distribution payment. This policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in March 2008.

Share Repurchase Policy

The Board’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. The Board has decided that the Fund will implement a share buy back in early 2008 if the Fund’s shares are trading at a 8% or greater discount to net asset value.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (concluded)

Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2007, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of distributions, please contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-800-522-5465 in the United States,
•	emailing InvestorRelations@aberdeen-asset.com, or
•	visiting the website at www.aberdeenfax.com.

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Yours sincerely,

Martin Gilbert

President

All amounts are U.S. dollars unless otherwise stated.

Your Board’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund may be required to indicate the sources of certain distributions to shareholders. This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2007, consisted of 63% net investment income and 37% return of paid-in-capital. It should be noted that the return of paid-in-capital was more than offset by the unrealized investment gains and foreign currency gains as the Fund’s NAV simultaneously appreciated over the period.

In January 2008, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2007 calendar year.

Aberdeen Asia-Pacific Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”) which allows you to automatically reinvest your distributions in shares of the Fund’s common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction, with a maximum of $10,000 per month, and an aggregate annual limit of $120,000. Under this arrangement, The Bank of New York Mellon Corporation (formerly, The Bank of New York) (the “Plan Agent”) will purchase shares for you on the American Stock Exchange or otherwise on the open market on or before the investment date. The investment date is the 15th day of each month, but if such date is not a business day, the preceding business day.

As a participant in the Plan, you will benefit from:

•	Automatic reinvestment – the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;
•	Lower costs – shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage on share purchases is currently 2 cents per share;
•	Convenience – the Plan Agent will hold your shares in non-certificated form and will provide a detailed plan account statement of your holdings at the end of each month.

To request a brochure containing information on the Plan, together with an enrollment form, please contact the Plan Agent:

The Bank of New York Mellon Corporation

Shareholder Relations Department

P.O. Box 11258

Church Street Station

New York, NY 10286

or call toll free at 1-800-432-8224.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager

Share Price Performance

On October 31, 2007, the Fund’s share price was $6.29, which represented a discount of 10.0% to the NAV per share of $6.99. As of December 17, 2007, the share price was $5.75, representing a discount of 12.3% to the NAV per share of $6.56.

Auction Market Preferred Stock (AMPS)

The Fund’s $600 million of AMPS continued to be well bid at the regular auctions. The average interest rate paid was 5.303% over the year ended October 31, 2007, compared with an interest rate of 5.18948% for 30-day U.S. commercial paper over the same period. The average AMPS rate for the twelve months ended October 31, 2007 was slightly higher than the average AMPS for the six months ended April 30, 2007, while the average commercial paper rate was slightly lower for the same period. The key driver of the increase in the AMPS interest rate was the impact of increased risk aversion on credit spreads, while a 0.50% easing of monetary policy by the U.S. Federal Reserve in September 2007 drove the fall in commercial paper rates.

Over the twelve months ended October 31, 2007, the impact of the AMPS on the net asset value attributable to common shareholders was positive. Bond movements made a negative contribution, as increased risk aversion placed upward pressure on non-Government yields. However, this negative effect was mitigated by the locking in of fixed rates on 64% of the AMPS, pursuant to the interest rate swap agreements referred to below. The Fund’s locking in of fixed rates on a portion of the AMPS has meant that the differential between the AMPS funding rates and the yields at which the Fund invests remained positive despite the rise in U.S. short-term interest rates. Currency movements also made a positive contribution, as the Australian dollar and most Asian currencies posted strong gains over the year.

The Fund has entered into interest rate swap agreements, based on an initial aggregate notional amount of $384 million, which represented 64% of the total AMPS outstanding. A portion of the interest rate swaps, with a nominal value of $144 million, expired on October 31, 2007. Upon expiration, the unhedged portion of the AMPS outstanding increased from $216 million to $360 million, and the coverage of the interest rate swaps decreased from 64% to 40%. Under the terms of the swap agreements currently in effect, the Fund receives a floating rate of interest (one month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Term as of October 31, 2007	Amount (in $ million)	Fixed Rate Payable (%)
36 months	96	4.055
12 months	144	3.540

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the AMPS. The implementation of this strategy is at the discretion of the AMPS Hedging Committee of the Board of Directors.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition

Quality of Investments

As of October 31, 2007, 70.6% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of October 31, 2007, compared with the previous six and twelve months:

	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %
October 31, 2007	45.9	4.0	20.7	10.5	17.5	1.4
April 30, 2007	49.0	3.3	21.0	8.4	17.0	1.3
October 31, 2006	52.7	3.4	22.5	7.1	13.2	1.1

*	Below investment grade

Geographic Composition

The table below shows the geographical composition (i.e., with U.S. dollar denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of October 31, 2007, compared with the previous six and twelve months:

	Australia %	Asia (including NZ) %	United States %	Western Europe* %
October 31, 2007	53.6	44.7	1.7	0.0
April 30, 2007	52.2	43.8	4.0	0.0
October 31, 2006	48.2	42.0	9.4	0.4

*	Denominated in A$ and NZ$

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of October 31, 2007, compared with the previous six and twelve months:

Date	Australian Dollar %	Asian Currencies (including NZ dollar) %	US Dollar* %
October 31, 2007	45.6	21.9	32.5
April 30, 2007	50.7	25.2	24.1
October 31, 2006	37.6	24.9	37.5

*	Includes U.S. dollar denominated bonds issued by foreign issuers: 28.9% on October 31, 2007, 28.8% on April 30, 2007, 27.9% on October 31, 2006.

Maturity Composition

As of October 31, 2007, the average maturity of the Fund’s total investments was 7.9 years, compared with 7.2 years at October 31, 2006. The following table shows the maturity composition of the Fund’s investments as of October 31, 2007, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
October 31, 2007	27.0	23.5	36.8	12.7
April 30, 2007	31.4	19.6	33.6	15.4
October 31, 2006	40.2	16.6	28.2	15.0

Aberdeen Asia-Pacific Income Fund, Inc.

Summary of Key Rates

The following table summarizes the movements of key interest rates and currencies from the previous six and twelve month periods.

	October 31, 2007	April 30, 2007	October 31, 2006
Australia
90 day bank bills	7.01%	6.38%	6.38%
10 year bonds	6.15%	5.88%	5.66%
Australian Dollar	$0.93	$0.83	$0.77
Malaysia
90 day T-bills	3.49%	3.35%	3.55%
10 year bonds	3.72%	3.49%	3.98%
Malaysian Ringgit*	~~R~~3.34	~~R~~3.42	~~R~~3.65
New Zealand
90 day bank bills	8.68%	8.09%	7.59%
10 year bonds	6.45%	6.09%	5.75%
New Zealand Dollar	$0.77	$0.74	$0.67
Philippines
90 day T-bills	N/A%	3.73%	5.73%
10 year bonds	N/A%	6.58%	7.61%
Philippines Peso*	~~P~~43.68	~~P~~47.61	~~P~~49.84
Singapore
90 day T-bills	2.27%	2.20%	3.35%
10 year bonds	2.81%	2.68%	3.19%
Singapore Dollar*	~~S~~$1.45	~~S~~$1.52	~~S~~$1.56
South Korea
90 day T-bills	6.15%	4.95%	4.57%
10 year bonds	5.56%	5.15%	4.91%
South Korean Won*	~~W~~900.70	~~W~~930.50	~~W~~942.20
Thailand
90 day deposits	2.25%	2.75%	3.25%
10 year bonds	4.81%	3.86%	5.16%
Thai Baht*	~~B~~33.99	~~B~~34.78	~~B~~36.72
US$ Bonds**
Hong Kong	4.73%	5.08%	5.18%
Malaysia	4.68%	5.10%	5.24%
Philippines	4.58%	5.20%	5.46%
South Korea	5.10%	5.16%	4.96%

*	These currencies are quoted Asian currency per U.S. dollar. The Australian and New Zealand dollars are quoted U.S. dollars per currency.
**	Sovereign issues.

Aberdeen Asset Management Asia Limited

December 2007

Aberdeen Asia-Pacific Income Fund, Inc.

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Statements

As of October 31, 2007

Portfolio of Investments

As of October 31, 2007

Principal Amount (000)		Description	Value (US$)
	LONG-TERM INVESTMENTS—125.8%
	AUSTRALIA—67.9%
AUD	15,000	ABN Amro Bank, 6.50%, 5/17/13 (a)(b)	$13,038,062
AUD	6,500	ANZ Banking Corporation, 6.50%, 5/21/09 (a)(b)	5,936,864
AUD	7,500	ANZ Banking Corporation, 6.00%, 8/17/10 (a)(b)	6,632,583
AUD	12,000	ANZ Banking Corporation, 6.25%, 5/23/11 (a)(b)	10,540,036
AUD	22,000	Australia Postal Corporation, 6.00%, 3/25/09	20,037,587
AUD	9,000	AXA SA, 7.50%, 10/26/16 (a)(b)	7,843,664
AUD	3,000	AXA SA, 8.3733%, 10/26/16 (a)(b)	2,774,986
AUD	7,000	Bank of America Corp., 6.50%, 9/15/09	6,363,303
AUD	12,000	BHP Finance Limited, 6.25%, 8/15/08	11,025,712
AUD	4,000	CFS Gandel Retail Trust, 6.25%, 12/22/14	3,385,031
AUD	15,000	Cie de Financement Foncier, 6.25%, 1/30/17	13,237,586
AUD	9,700	Citigroup, Inc., 6.50%, 2/13/17	8,302,047
AUD	16,000	Commonwealth of Australia, 8.75%, 8/15/08	15,060,913
AUD	98,600	Commonwealth of Australia, 7.50%, 9/15/09	92,586,262
AUD	61,500	Commonwealth of Australia, 6.50%, 5/15/13	57,110,750
AUD	58,000	Commonwealth of Australia, 6.25%, 4/15/15	53,670,372
AUD	51,650	Commonwealth of Australia, 6.00%, 2/15/17	47,275,756
AUD	10,000	Commonwealth Bank of Australia, 6.75%, 12/01/07	9,264,263
AUD	35,200	Commonwealth Bank of Australia, 6.25%, 9/01/09	32,112,432
AUD	9,500	Countrywide Financial Corporation, 6.25%, 12/16/10	7,533,793
AUD	2,400	Deutsche Bank AG, 7.50%, 10/19/12	2,193,505
AUD	19,000	Dexia Municipal Agency, 5.75%, 2/07/12	16,622,218
AUD	30,000	Eurofima, 6.00%, 1/28/14	26,414,118
AUD	15,000	Eurofima, 6.25%, 12/28/18	13,343,764
AUD	11,000	European Investment Bank, 6.125%, 1/23/17	9,721,855
AUD	5,500	FGL Finance Australia, 6.25%, 3/17/10	4,933,735
AUD	9,500	GE Capital Australia Funding Pty, 5.75%, 2/11/10	8,446,296
AUD	4,500	GE Capital Australia Funding Pty, 6.00%, 6/15/11	3,941,829
AUD	30,000	GE Capital Australia Funding Pty, 6.50%, 11/15/11	26,584,603
AUD	27,700	GE Capital Australia Funding Pty, 6.00%, 8/17/12	23,877,850
AUD	11,000	GE Capital Australia Funding Pty, 6.00%, 5/15/13	9,397,322
AUD	4,000	General Property Trust Management, 6.50%, 8/22/13	3,451,616
AUD	12,500	Goldman Sachs Group, Inc., 6.35%, 4/12/16	10,470,546
AUD	4,000	HBOS PLC, 6.75%, 5/01/12 (a)(b)	3,549,103
AUD	10,000	HSBC Finance Corp., 6.50%, 9/22/11	8,810,860
AUD	24,500	Hypo Real Estate Bank Intl., 6.25%, 8/16/11	21,921,215
AUD	10,000	ING Bank Australia, Ltd., 7.00%, 4/24/12	9,040,638
AUD	5,000	Instituto de Credito Oficial, 5.50%, 10/11/12	4,319,701
AUD	2,600	JP Morgan Chase & Co., 7.00%, 6/21/12	2,334,419
AUD	25,000	Landwirtschaftliche Rentenbank, 6.00%, 9/15/09	22,673,117
AUD	14,000	Landwirtschaftliche Rentenbank, 6.00%, 5/30/13	12,296,020
AUD	1,500	Macquarie Bank, Ltd., 6.50%, 9/15/09 (a)(b)	1,351,455
AUD	7,000	Macquarie Bank, Ltd., 6.50%, 5/31/12 (a)(b)	6,015,820
AUD	4,500	Melbourne Airport, 6.75%, 6/15/08	4,153,901
AUD	10,000	Merrill Lynch & Co., Inc., 6.085%, 10/06/10	8,746,682
AUD	6,000	Merrill Lynch & Co., Inc., 6.75%, 3/12/14	5,161,182

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2007

Principal Amount (000)		Description	Value (US$)
	LONG-TERM INVESTMENTS (continued)
	AUSTRALIA (continued)
AUD	11,500	Monumental Global Funding, Ltd., 6.50%, 11/08/11	$10,223,110
AUD	3,500	National Capital Trust, 7.81%, 9/30/16 (a)(b)	3,141,450
AUD	2,500	National Wealth Management, 6.75%, 6/16/16 (a)(b)	2,201,077
AUD	15,000	Nederlands Waterschapsbank, 5.875%, 3/15/10	13,470,474
AUD	41,000	New South Wales Treasury Corporation, 8.00%, 3/01/08	38,135,407
AUD	26,000	New South Wales Treasury Corporation, 7.00%, 12/01/10	24,012,556
AUD	27,500	New South Wales Treasury Corporation, 6.00%, 5/01/12	24,461,350
AUD	14,000	New South Wales Treasury Corporation, 5.50%, 8/01/14	12,035,168
AUD	13,000	NRMA Insurance Ltd., 6.35%, 11/27/07 (a)(b)	12,039,963
AUD	10,000	Queensland Treasury Corporation, 6.00%, 7/14/09	9,124,323
AUD	10,000	Queensland Treasury Corporation, 5.50%, 5/14/10	8,941,225
AUD	57,400	Queensland Treasury Corporation, 6.00%, 6/14/11	51,476,270
AUD	50,000	Queensland Treasury Corporation, 6.00%, 8/14/13	44,480,881
AUD	49,000	Queensland Treasury Corporation, 6.00%, 10/14/15	43,254,724
AUD	9,000	Queensland Treasury Corporation, 6.00%, 9/14/17	7,914,168
AUD	17,000	Queensland Treasury Corporation, 6.00%, 6/14/21	14,849,068
AUD	13,000	Rabobank Nederland, 6.00%, 3/18/10	11,700,361
AUD	4,800	RWH Finance Pty. Limited, 6.20%, 3/26/17	4,046,406
AUD	10,000	Snowy Hydro Ltd., 5.75%, 2/25/10	8,892,784
AUD	10,000	SPI Australia Finance Pty. Ltd., 6.25%, 11/14/08	9,146,779
AUD	15,000	SPI Electricity & Gas, 6.50%, 11/03/11	13,286,699
AUD	10,500	St. George Bank, Ltd. 6.50%, 7/26/11 (a)(b)	9,280,294
AUD	5,000	Suncorp Metway Insurance, Ltd., 6.75%, 9/23/14 (a)(b)	4,347,832
AUD	3,500	Sydney Airport Finance, 6.25%, 11/21/11	3,079,464
AUD	21,500	Telstra Corporation, Ltd., 7.25%, 11/15/12	19,446,318
AUD	2,000	Telstra Corporation, Ltd., 8.75%, 1/20/15	1,973,717
AUD	25,000	Treasury Corp. of Victoria, 7.50%, 8/15/08	23,281,806
AUD	5,000	Wells Fargo & Co., 5.75%, 7/12/10	4,424,391
AUD	40,000	Western Australia Treasury Corporation, 7.50%, 10/15/09	37,334,519
AUD	30,000	Western Australia Treasury Corporation, 7.00%, 4/15/11	27,746,330
AUD	11,500	Western Australia Treasury Corporation, 8.00%, 6/15/13	11,156,952
AUD	18,000	Western Australia Treasury Corporation, 8.00%, 7/15/17	18,162,278
AUD	5,000	Westpac Banking Corporation, 6.75%, 12/18/08 (a)(b)	4,597,698
AUD	15,000	Westpac Banking Corporation, 6.00%, 11/16/10 (a)(b)	13,205,502
AUD	22,000	Westpac Banking Corporation, 6.50%, 1/24/12 (a)(b)	19,375,593
			1,257,752,309
	CHINA—1.9%
USD	6,800	CFG Investment SAC, 9.25%, 12/19/10 (b)(c)	6,961,500
USD	5,400	Parkson Retail Group, Ltd. 7.125%, 5/30/10 (b)	5,300,997
USD	5,100	Parkson Retail Group, Ltd. 7.875%, 11/14/11	5,190,380
USD	10,000	People’s Republic of China, 9.00%, 1/15/96	14,270,500
USD	2,300	Road King Infrastructure Finance, Ltd., 7.625%, 5/14/11 (b)	2,116,000
USD	2,100	Xinao Gas Holdings Limited, 7.375%, 8/05/12	2,165,395
			36,004,772

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2007

Principal Amount (000)		Description	Value (US$)
	LONG-TERM INVESTMENTS (continued)
	HONG KONG— 4.0%
USD	1,100	CITIC Ka Wah Bank, 7.38375%, 12/12/07 (a)(b)	$1,097,264
USD	6,950	CITIC Ka Wah Bank, 9.125%, 5/31/12 (a)(b)	7,817,221
USD	5,500	Hutchison Whampoa, Ltd., 5.45%, 11/24/10 (c)	5,581,004
USD	6,000	Hutchison Whampoa, Ltd., 7.00%, 2/16/11 (c)	6,340,596
USD	18,700	Hutchison Whampoa, Ltd., 6.50%, 2/13/13 (c)	19,692,054
USD	9,400	Hutchison Whampoa, Ltd., 6.25%, 1/24/14 (c)	9,763,752
USD	11,600	Hutchison Whampoa, Ltd., 7.45%, 11/24/33 (c)	13,255,123
USD	11,000	Wing Hang Bank Limited, 6.00%, 4/20/17 (a)(b)	10,702,549
			74,249,563
	INDIA—4.5%
USD	8,500	Bank of Baroda, 6.625%, 5/25/17 (a)(b)	7,934,223
USD	8,000	ICICI Bank, 6.625%, 10/03/12 (c)	8,064,208
USD	7,000	ICICI Bank, 6.375%, 4/30/17 (a)(b)(c)	6,574,629
INR	1,600,000	JP Morgan India Government Bond Linked Note, 8.07%, 6/19/08 (a)	41,054,331
USD	9,600	NTPC, Ltd., 5.875%, 3/02/16	9,410,097
USD	7,250	Reliance Industries Limited, 10.25%, 1/15/97 (c)	10,609,215
			83,646,703
	INDONESIA—8.9%
USD	8,500	Adaro Finance BV, 8.50%, 12/08/10 (c)	9,086,381
USD	5,500	Bank Danamon Indonesia, 7.65%, 3/30/09 (a)(b)(c)	5,554,720
USD	5,500	Bank Mandiri Cayman, 7.00%, 4/22/08	5,520,059
IDR	220,000,000	Barclays Indonesia Government Bond Linked Note, 10.00%, 7/15/17	25,334,221
USD	4,400	BLT Finance BV, 7.50%, 5/15/12 (b)(c)	3,991,835
IDR	50,000,000	Indonesia Government, 10.00%, 10/15/11	5,731,890
IDR	17,000,000	Indonesia Government, 13.15%, 1/15/12	2,158,673
IDR	25,000,000	Indonesia Government, 11.00%, 12/15/12	2,998,024
IDR	75,000,000	Indonesia Government, 12.50%, 3/15/13	9,527,688
IDR	42,000,000	Indonesia Government, 11.00%, 10/15/14	5,082,337
IDR	5,800,000	Indonesia Government, 10.75%, 5/15/16	694,726
USD	14,700	Indosat Finance, 7.75%, 11/05/08 (b)(c)	14,972,598
USD	1,200	Indosat Finance, 7.125%, 6/22/10 (b)(c)	1,202,052
USD	8,500	Majapahit Holding BV, 7.25%, 6/28/17 (c)	8,446,025
USD	5,600	Majapahit Holding BV, 7.875%, 6/29/37	5,621,308
USD	3,225	Medco Energi Internasional, 8.75%, 5/22/08 (b)(c)	3,266,838
USD	6,000	MGTI Finance Company, Ltd., 8.375%, 9/15/10 (c)	6,137,772
USD	3,250	PT Bank Lippo TBK, 7.375%, 11/22/11 (a)(b)	3,242,552
USD	1,500	PT Bank Negara Indonesia, 10.00%, 11/15/07 (a)(b)	1,506,601
USD	8,050	PT Bank Rakyat Indonesia, 7.75%, 10/30/08 (b)	8,132,746
USD	13,650	Republic of Indonesia, 7.25%, 4/20/15 (c)	14,656,032
USD	23,000	Republic of Indonesia, 6.625%, 2/17/37 (c)	22,539,678
			165,404,756
	MALAYSIA—6.7%
USD	5,500	Bumiputra Commerce Bank Berhad, 5.125%, 10/16/08 (a)(b)	5,501,810
USD	4,700	Hong Leong Bank Berhad, 5.25%, 8/03/10 (a)(b)	4,725,166

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2007

Principal Amount (000)		Description	Value (US$)
	LONG-TERM INVESTMENTS (continued)
	MALAYSIA (continued)
USD	2,650	IOI Ventures, 5.25%, 3/16/15	$2,631,299
MYR	40,500	Malaysia Government, 4.305%, 2/27/09	12,270,018
USD	7,990	Malaysia Government, 7.50%, 7/15/11	8,674,447
MYR	55,000	Malaysia Government, 3.718%, 6/15/12	16,567,072
MYR	26,900	Malaysia Government, 3.702%, 2/25/13	8,101,385
MYR	22,100	Malaysia Government, 3.502%, 5/31/27	5,868,097
USD	6,800	Petroliam Nasional Berhad, 7.00%, 5/22/12 (c)	7,342,402
USD	10,500	Petroliam Nasional Berhad, 7.75%, 8/15/15 (c)	12,185,051
USD	4,000	Petroliam Nasional Berhad, 7.875%, 5/22/22 (c)	4,903,932
USD	3,200	Public Bank Berhad, 5.625%, 9/22/09 (a)(b)	3,239,846
USD	8,350	Public Bank Berhad, 5.00%, 6/20/12 (a)(b)	8,250,284
USD	3,000	Telekom Malaysia, 7.875%, 8/01/25 (c)	3,583,713
USD	1,600	Tenaga Nasional Berhad, 7.625%, 4/01/11 (c)	1,735,171
USD	14,000	Tenaga Nasional Berhad, 7.50%, 1/15/96 (c)	16,025,100
USD	2,200	TM Global, Inc., 8.00%, 12/07/10 (c)	2,421,162
			124,025,955
	NEW ZEALAND—1.6%
NZD	2,000	Bank of America Corp., 7.53%, 3/08/12	1,470,376
NZD	1,000	European Investment Bank, 7.25%, 2/08/10	752,650
NZD	2,000	General Electric Capital Corp., 7.00%, 7/15/09	1,499,986
NZD	2,000	General Electric Capital Corp., 6.50%, 9/28/15	1,377,696
NZD	2,000	HBOS Treasury Services PLC, 8.675%, 2/03/09 (a)	1,532,543
NZD	2,000	Morgan Stanley, 6.86%, 9/06/12	1,419,553
NZD	3,000	National Australia Bank, 8.68%, 7/18/08 (a)	2,305,713
NZD	2,500	Nederlandse Waterschapsbank, 6.50%, 10/17/08	1,882,476
NZD	4,000	New Zealand Government, 7.00%, 7/15/09	3,067,383
NZD	4,500	New Zealand Government, 6.00%, 4/15/15	3,348,162
NZD	1,500	Province of Manitoba, 6.375%, 9/01/15	1,058,015
NZD	5,500	Province of Ontario, 6.25%, 12/03/08	4,129,941
NZD	4,000	Province of Ontario, 6.25%, 6/16/15	2,791,192
NZD	1,500	Province of Quebec, 6.75%, 11/09/15	1,076,067
NZD	1,500	SLM Corp., 6.50%, 6/15/10	1,035,111
NZD	2,000	Toyota Motor Credit Corp., 6.75%, 9/21/09	1,485,954
			30,232,818
	PAKISTAN—0.1%
USD	2,650	Pakistan Mobile Comm., 8.625%, 11/13/10 (b)(c)	2,595,519
	PHILIPPINES—12.9%
USD	4,000	Bangko Sentral ng Pilipinas, 8.60%, 6/15/27	4,790,000
USD	7,500	Land Bank of Philippines, 7.25%, 10/19/11 (a)(b)	7,575,375
USD	2,700	Merrill Lynch & Co., Inc., 12.50%, 9/17/12 (a)(d)	3,334,500
USD	1,600	National Power Corporation, 9.875%, 3/16/10	1,728,803
USD	7,000	National Power Corporation, 6.875%, 11/02/16 (c)	7,155,583
PHP	372,800	Philippine Government, 18.00%, 11/26/08	9,389,882
PHP	95,000	Philippine Government, 13.00%, 4/25/12	2,630,012

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2007

Principal Amount (000)		Description	Value (US$)
	LONG-TERM INVESTMENTS (continued)
	PHILIPPINES (continued)
PHP	290,000	Philippine Government, 9.125%, 9/04/16	$7,492,829
PHP	133,000	Philippine Government, 11.875%, 5/29/23	4,029,239
USD	5,300	Philippine Long Distance Telephone Company, 10.50%, 4/15/09	5,618,000
USD	9,100	Philippine Long Distance Telephone Company, 11.375%, 5/15/12	10,897,250
USD	2,700	Philippine Long Distance Telephone Company, 8.35%, 3/06/17	3,010,500
USD	9,100	Republic of Philippines, 8.875%, 4/15/08	9,247,875
USD	12,000	Republic of Philippines, 8.375%, 3/12/09	12,480,000
USD	14,000	Republic of Philippines, 9.875%, 3/16/10	15,400,000
USD	24,000	Republic of Philippines, 8.375%, 2/15/11	25,920,000
USD	4,000	Republic of Philippines, 9.00%, 2/15/13	4,600,000
USD	9,450	Republic of Philippines, 8.25%, 1/15/14	10,642,590
USD	2,000	Republic of Philippines, 8.875%, 3/17/15	2,350,000
USD	14,100	Republic of Philippines, 9.375%, 1/18/17	17,448,750
USD	16,050	Republic of Philippines, 9.875%, 1/15/19	20,865,000
USD	15,879	Republic of Philippines, 10.625%, 3/16/25	22,726,025
USD	17,000	Republic of Philippines, 7.75%, 1/14/31	19,380,000
USD	5,700	URC Philippines, Ltd., 9.00%, 2/06/08 (c)	5,741,599
USD	4,500	URC Philippines, Ltd., 8.25%, 1/20/10 (b)	4,705,754
			239,159,566
	SINGAPORE—2.8%
SGD	22,500	Asia Development Bank, 3.27%, 2/08/12	15,775,882
USD	7,500	DBS Bank, 7.657%, 3/15/11 (a)(b)(c)	7,984,224
USD	5,000	DBS Bank, 7.125%, 5/15/11 (c)	5,319,955
USD	1,800	DBS Bank, 5.125%, 5/16/12 (a)(b)(c)	1,782,864
USD	4,900	Flextronics International, Ltd., 6.50%, 5/15/08 (b)	4,716,250
SGD	750	Housing & Development Board, 2.52%, 11/03/09	515,135
SGD	14,500	Housing & Development Board, 3.455%, 3/01/11	10,184,680
USD	2,000	Stats Chippac, Ltd., 6.75%, 11/15/08 (b)	2,000,000
USD	3,350	Stats Chippac, Ltd., 7.50%, 7/19/10	3,417,000
			51,695,990
	SOUTH KOREA—10.3%
USD	7,800	Equus Cayman Finance, Ltd., 5.50%, 9/12/08 (c)	7,821,427
USD	3,500	Hana Funding, Ltd., 8.748%, 12/17/12 (a)(b)	4,009,964
USD	5,000	Hanarotelecom, Inc., 7.00%, 2/01/12 (c)	4,859,395
USD	1,500	Hynix Semiconductor, Inc., 7.875%, 6/27/12 (b)(c)	1,431,111
USD	3,800	Hyundai Capital Services, 5.625%, 1/24/12	3,742,633
USD	2,400	Hyundai Motors Manufacturing, 5.30%, 12/19/08 (c)	2,408,160
USD	10,000	Korea Electric Power Corporation, 7.00%, 2/01/27	11,182,400
USD	3,900	Korea South-East Power Co., Ltd., 4.75%, 6/26/13	3,822,484
USD	12,000	Korea South-East Power Co., Ltd., 6.00%, 5/25/16 (c)	12,459,912
USD	7,600	Pusan Bank, 5.50%, 3/14/12 (a)(b)	7,493,266
USD	3,950	SC First Bank Korea, 7.267%, 3/03/14 (a)(b)(c)	4,220,745
USD	1,600	Shinhan Bank, 6.25%, 9/08/08 (a)(b)	1,622,203
USD	8,550	Shinhan Bank, 5.663%, 3/02/15 (a)(b)	7,993,275
KRW	8,500,000	South Korea National Debt, 4.75%, 3/12/08	9,420,627
KRW	10,000,000	South Korea National Debt, 3.50%, 12/10/09	10,675,441

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2007

Principal Amount (000)		Description	Value (US$)
	LONG-TERM INVESTMENTS (continued)
	SOUTH KOREA (continued)
KRW	10,000,000	South Korea National Debt, 4.00%, 6/10/10	$10,718,352
KRW	8,500,000	South Korea National Debt, 5.25%, 12/10/10	9,387,909
KRW	8,400,000	South Korea National Debt, 5.00%, 3/10/11	9,201,213
KRW	26,674,000	South Korea National Debt, 6.91%, 7/18/11	31,053,162
KRW	10,000,000	South Korea National Debt, 4.25%, 9/10/14	10,309,226
KRW	17,800,000	South Korea National Debt, 5.00%, 9/10/16	19,017,127
USD	7,700	Woori Bank, 6.208%, 5/02/17 (a)(b)(c)	7,258,559
			190,108,591
	TAIWAN—0.4%
USD	6,900	Cathay United Bank Co., Ltd., 5.50%, 10/05/15 (a)(b)(c)	6,619,934
	THAILAND—3.8%
THB	90,000	Asia Development Bank, 5.54%, 9/18/16	2,736,069
USD	6,000	Bangkok Bank Public Company, 9.025%, 3/15/29 (c)	7,350,024
USD	4,700	Kasikornbank Public Company Limited, 8.25%, 8/21/16 (c)	5,297,121
USD	2,200	Krung Thai Bank PCL, 7.378%, 10/10/16 (a)(b)	2,102,905
USD	3,100	PTT Public Company Limited, 5.75%, 8/01/14 (c)	3,163,246
THB	130,000	Thailand Government, 8.50%, 12/08/08	4,027,326
THB	150,000	Thailand Government, 5.375%, 5/15/09	4,522,845
THB	227,000	Thailand Government, 5.375%, 11/30/11	6,980,900
THB	247,000	Thailand Government, 4.125%, 11/01/12	7,150,230
THB	260,000	Thailand Government, 5.00%, 12/03/14	7,812,126
THB	440,000	Thailand Government, 5.40%, 7/27/16	13,511,360
THB	100,000	Thailand Government, 5.625%, 1/12/19	3,115,901
THB	50,000	Thailand Government, 5.85%, 3/31/21	1,583,159
			69,353,212
		Total Long-Term Investments (cost $2,003,766,648)	2,330,849,688
	SHORT-TERM INVESTMENTS—2.3%
	NEW ZEALAND—0.1%
NZD	2,488	New Zealand Call Deposit, 2.00%, perpetual	1,913,477
	UNITED STATES—2.2%
USD	41,509	Repurchase Agreement, State Street Bank and Trust Company, 4.00% dated 10/31/07, due 11/01/07 in the amount of $41,513,612 (collateralized by $30,020,000 U.S. Treasury Bond, 3.75% due 5/15/08; value $30,480,687 and $12,030,000 U.S. Treasury Bill, due 3/06/08; value $11,867,463)	41,509,000
		Total Short-Term Investments (cost $43,160,753)	43,422,477
		Total Investments—128.1% (cost $2,046,927,401)	2,374,272,165

		Other Assets in Excess of Liabilities—4.3%	79,175,934
		Liquidation Value of Preferred Stock—(32.4%)	(600,000,000)
		Net Assets Applicable to Common Shareholders—100.0%	$1,853,448,099

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2007

AUD—Australian dollar	MYR—Malaysian ringgit	SGD—Singapore dollar
IDR—Indonesian rupiah	NZD—New Zealand dollar	THB—Thailand baht
INR—Indian rupee	PHP—Philippine peso	USD—United States dollar
KRW—South Korean won

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at October 31, 2007.
(b)	The date presented for these instruments represents the next call/put date.
(c)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, the aggregate market value of these securities amounted to $318,361,921 or 17.2% of net assets applicable to common shareholders.
(d)	Security is linked to the Philippine Peso.

Interest Rate Swap Agreements

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate Paid	Floating Rate Received	Unrealized Appreciation
UBS AG	October 31, 2008	144,000	3.5400%	1 month LIBOR	$1,423,072
UBS AG	October 31, 2010	96,000	4.0550%	1 month LIBOR	1,227,504
					$2,650,576

Futures Contracts

Description	Expiration	Contracts	Unrealized Appreciation/ (Depreciation)
Purchase Contracts:
Australian Treasury Bond 6%—3 year	December 2007	145	$(172,069)
United States Treasury Note 6%—2 year	December 2007	27	13,500
United States Treasury Bond 6%—5 year	December 2007	7	2,844
United States Treasury Bond 6%—10 year	December 2007	9	6,961

Sale Contracts:
Australian Treasury Bond 6%—10 year	December 2007	107	(86,537)
United States Treasury Bond 6%—20 year	December 2007	131	(135,094)
			$(370,395)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2007

Forward Foreign Currency Exchange Contracts

Purchase/Sale	Amount Purchased	Amount Sold	Purchase Value as of October 31, 2007	Sale Value as of October 31, 2007	Unrealized Appreciation/ (Depreciation)
Australian Dollar/New Zealand Dollar
settlement date 11/23/07	AUD34,417,628	NZD41,000,000	$31,855,124	$31,458,509	$396,615

Indian Rupee/United States Dollar
settlement date 11/19/07	INR132,624,300	USD3,265,000	3,369,391	3,265,000	104,391
settlement date 11/26/07	INR1,990,000,000	USD50,000,000	50,539,040	50,000,000	539,040

Indonesian Rupiah/United States Dollar
settlement date 11/26/07	IDR455,750,000,000	USD50,000,000	49,996,526	50,000,000	(3,474)

Malaysian Ringgit/United States Dollar
settlement date 11/19/07	MYR160,190,316	USD47,619,000	48,060,002	47,619,000	441,002
settlement date 11/30/07	MYR68,447,038	USD19,976,000	20,542,020	19,976,000	566,020
settlement date 12/04/07	MYR41,796,000	USD12,000,000	12,545,411	12,000,000	545,411

Singapore Dollar/United States Dollar
settlement date 12/24/07	SGD18,202,180	USD12,177,000	12,608,950	12,177,000	431,950
settlement date 1/17/08	SGD34,618,290	USD23,800,000	24,020,329	23,800,000	220,329

United States Dollar/Australian Dollar
settlement date 11/20/07	USD30,000,000	AUD37,941,065	30,000,000	35,122,182	(5,122,182)
settlement date 11/23/07	USD186,690,000	AUD210,000,000	186,690,000	194,364,817	(7,674,817)

United States Dollar/Indian Rupee
settlement date 11/30/07	USD27,690,000	INR1,154,119,200	27,690,000	29,304,638	(1,614,638)

United States Dollar/South Korean Won
settlement date 12/31/07	USD16,780,000	KRW15,424,176,000	16,780,000	17,165,215	(385,215)

United States Dollar/Thai Baht
settlement date 12/27/07	USD13,878,907	THB475,074,964	13,878,907	14,002,465	(123,558)
Net USD Total			$528,575,700	$540,254,826	$(11,679,126)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Investments, at value (cost $2,046,927,401)	$2,374,272,165
Foreign currency, at value (cost $52,980,282)	56,274,400
Cash	257,446
Cash at broker	6,580,136
Interest receivable	38,204,963
Unrealized appreciation on forward foreign currency exchange contracts	3,244,758
Net unrealized appreciation on interest rate swaps	2,650,576
Prepaid expenses	341,659
Total assets	2,481,826,103

Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	14,923,884
Dividends payable to common shareholders	9,277,577
Investment management fee payable	1,135,773
Payable for forward foreign currency exchange contracts closed	904,130
Dividends payable to preferred shareholders	727,506
Variation margin payable for futures contracts	370,395
Administration fee payable	195,436
Deferred foreign capital gains tax	33,325
Accrued expenses and other liabilities	809,978
Total liabilities	28,378,004
Preferred stock $0.01 par value per share and $25,000 liquidation value per share applicable to 24,000 shares (Note 6)	600,000,000

Net Assets Applicable to Common Shareholders	$1,853,448,099

Composition of Net Assets Applicable to Common Shareholders
Common stock (par value $0.01 per share)	$2,650,737
Paid-in capital in excess of par	1,699,544,995
Distributions in excess of net investment income	(24,623,336)
Accumulated net realized loss on investments transactions	(63,549,518)
Net unrealized depreciation on investments	(9,809,209)
Accumulated net realized foreign exchange losses	(84,254,764)
Net unrealized foreign exchange gains	333,489,194
Net Assets Applicable to Common Shareholders	$1,853,448,099
Net asset value per common share based on 265,073,644 shares issued and outstanding	$6.99

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2007

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $4,850,404)	$139,087,550
Income from securities loaned, net	72,797
Total income	139,160,347

Expenses
Investment management fee	12,311,105
Administration fee	2,128,147
Custodian’s fees and expenses	1,914,468
Auction agent’s fees and expenses	1,759,367
Legal fees and expenses	1,389,801
Insurance expense	590,044
Directors’ fees and expenses	434,910
Reports to shareholders and proxy solicitation	413,478
Transfer agent’s fees and expenses	180,516
Independent auditors’ fees and expenses	155,900
Investor relations fees and expenses	149,948
Miscellaneous	402,322
Total operating expenses	21,830,006

Net investment income	117,330,341

Realized and Unrealized Gains/(Losses) on Investments, Swaps, Futures and Foreign Currencies

Net realized gain/(loss) on:
Investment transactions	7,034,443
Interest rate swaps	7,075,957
Futures contracts	(533,788)
Foreign currency transactions	53,662,509
67,239,121

Net change in unrealized appreciation/(depreciation) on:
Investments (including $33,325 deferred capital gain tax)	(42,197,811)
Interest rate swaps	(7,212,992)
Futures contracts	(389,418)
Foreign currency translation	150,686,155
100,885,934
Net gain on investments, swaps, futures and foreign currencies	168,125,055
Net Increase in Net Assets Resulting From Operations	285,455,396
Dividends to preferred shareholders from net investment income	(32,692,938)
Net Increase in Net Assets Applicable to Common Shareholders Resulting From Operations	$252,762,458

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statements of Changes in Net Assets Applicable to Common Shareholders

	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006

Increase/(Decrease) in Net Assets Applicable to Common shareholders

Operations
Net investment income	$117,330,341	$107,279,049
Net realized gain on investments, swaps and futures	13,576,612	16,873,586
Net realized gain on foreign currency transactions	53,662,509	67,756,001
Net change in unrealized appreciation/(depreciation) on investments, swaps and futures	(49,800,221)	23,767,515
Net change in unrealized appreciation/(depreciation) on foreign currency translation	150,686,155	(39,196,401)
Net increase in total net assets resulting from operations	285,455,396	176,479,750
Dividends to preferred shareholders from net investment income	(32,692,938)	(28,782,483)
Net Increase in Net Assets Applicable to Common Shareholders Resulting From Operations	252,762,458	147,697,267

Distributions to common shareholders from:
Net investment income	(69,667,871)	(96,796,049)
Tax return of capital	(41,663,188)	(14,535,038)
Net decrease in net assets from distributions to shareholders	(111,331,059)	(111,331,087)
Total increase in net assets applicable to common shareholders	141,431,399	36,366,180

Net Assets Applicable to Common Shareholders
Beginning of year	1,712,016,700	1,675,650,520
End of year (including distributions in excess of net investment income of ($24,623,336) and ($38,698,090), respectively)	$1,853,448,099	$1,712,016,700

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Highlights

For the Year Ended October 31, 2007
PER SHARE OPERATING PERFORMANCE(1):
Net asset value per common share, beginning of year	$6.46

Net investment income	0.44
Net realized and unrealized gains/(losses) on investments, swaps, futures and foreign currencies	0.63
Dividends to preferred shareholders from net investment income	(0.12)
Total from investment operations applicable to common shareholders	0.95
Distributions to common shareholders from:
Net investment income	(0.26)
Tax return of capital	(0.16)
Total distributions	(0.42)
Net asset value per common share, end of year	$6.99
Market value, end of year	$6.29

Total Investment Return Based on(2):
Market value	10.18%
Net asset value	15.62%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(3):
Net assets applicable to common shareholders, end of year (000 omitted)	$1,853,448
Average net assets applicable to common shareholders (000 omitted)	$1,763,579
Operating expenses(4)	1.24%
Net investment income	4.80%
Portfolio turnover	32%
Senior securities (preferred stock) outstanding (000 omitted)	$600,000
Asset coverage on preferred stock at year end	409%

(1)	Based upon average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios of net investment income before preferred stock dividends to average net assets of common shareholders are 6.65%, 6.35%, 6.16%, 5.74%, and 7.08%, respectively.
(4)	Includes expenses of both preferred and common stock.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

For the Year Ended October 31,
2006	2005	2004	2003

$6.32	$6.42	$6.10	$5.06

0.40	0.41	0.36	0.40
0.27	(0.02)	0.41	1.09
(0.11)	(0.07)	(0.03)	(0.03)
0.56	0.32	0.74	1.46

(0.37)	(0.36)	(0.37)	(0.31)
(0.05)	(0.06)	(0.05)	(0.11)
(0.42)	(0.42)	(0.42)	(0.42)
$6.46	$6.32	$6.42	$6.10
$6.10	$5.76	$6.34	$6.03

13.43%	(2.93% )	12.58%	53.64%
9.48%	5.18%	12.69%	30.55%

$1,712,017	$1,675,651	$1,700,459	$1,613,979
1,689,100	1,749,085	1,654,712	1,496,312
1.22%	1.22%	1.30%	1.45%
4.65%	5.11%	5.22%	6.51%
21%	16%	13%	37%
$600,000	$600,000	$600,000	$600,000
385%	379%	384%	369%

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. The Fund will seek to achieve its investment objective through investment in Australian and Asian debt securities. In order to comply with a rule adopted by the Securities and Exchange Commission under the Investment Company Act of 1940 regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Asia-Pacific Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders. There can be no assurance that the Fund will achieve its objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

1.	Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:

The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America, using the United States dollar as both the functional and reporting currency. However, the Australian dollar is the functional currency for Federal tax purposes (see Taxes on page 25).

Securities Valuation:

The Fund’s Board of Directors has adopted Pricing and Valuation Procedures (the “Procedures”) to be used in determining the value of the assets held by the Fund. In accordance with the Procedures, investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are to be valued at fair value. As a general rule, whether or not the Fund is required to “fair value price” an asset is dependent on the ready availability of current market quotes or, even if readily available, the reliability of such quotes. Any assets for which market quotations are not readily available or for which available prices are not reliable, shall be determined in a manner that most fairly reflects the asset’s (or group of assets) “fair value” (i.e., the amount that the Fund might reasonably expect to receive for the asset upon its current sale) on the valuation date, based on a consideration of all available information.

The Procedures provide that in certain instances, including without limitation, if there is a “stale price” for a portfolio security, in an emergency situation, or if a significant event occurs after the close of trading of a portfolio security, but before the calculation of the Fund’s net asset value, the security may be valued at its fair value.

Repurchase Agreements:

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:

Foreign currency amounts are translated into United States dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the end of the reporting period;

(ii)	purchases and sales of investment securities, income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net realized foreign exchange gains/(losses) include realized foreign exchange gains/(losses) from sales and maturities of portfolio securities, sales of foreign currencies, currency gains/(losses) realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange appreciation/(depreciation) include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

Accumulated net realized and unrealized foreign exchange gains/(losses) shown in the composition of net assets represent foreign exchange gains/(losses) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Securities Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are recorded on the accrual basis.

Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage both currency and interest rate risk for global debt securities. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Interest Rate and Currency Swaps:

The Fund may engage in certain swap transactions in order to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return or to hedge the AMPS.

An interest rate swap is an agreement between two parties which involves the exchange of floating and fixed rate payments (an interest rate and currency swap involves the exchange of

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

interest rate payments in another currency) for a specified period of time. Interest rate and currency swaps involve the accrual and exchange of payments between the parties. These payments are recorded as realized gain/(loss).

During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation by “marking-to-market” to reflect the fair market value of the swap. When the swap is terminated, the Fund will record a realized gain/(loss) equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund is exposed to credit risk in the event of non-performance by the counterparty to the swap. However, the Fund does not anticipate non-performance by any counterparty.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“Forward Contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Risks arise from unanticipated movements in the value of the foreign currency relative to the functional currencies and from potential inability of counterparties to meet the terms of their contracts.

Futures Contracts:

A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Securities Lending:

The Fund’s investment policies permit the Fund to lend to banks and broker-dealers, portfolio securities with an aggregate market value of up to 15% of the Fund’s total assets when it deems advisable. Pursuant to a securities lending agreement (“Agreement”) between the Fund and State Street Bank and Trust Company (“State Street”) that was in effect through June 30, 2007, any loans made under the Agreement were secured by collateral (consisting of any combination of U.S. currency and securities issued or guaranteed by the U.S. government or its agencies, or irrevocable bank letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Board of Directors determined that it was in the best interest of the shareholders to terminate this program and this agreement was terminated on June 30, 2007.

Distributions:

It is the Fund’s current policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Distributions to common shareholders are recorded on the ex-dividend

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

date. Distributions to preferred shareholders are accrued on a daily basis and are determined as described in Note 6.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

Recent Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”) entitled “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109.” FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund will adopt FIN 48 during the fiscal 2008 year and the impact on the Fund’s financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The Fund will adopt SFAS 157 during the fiscal 2009 year and the impact on the Fund’s financial statements, if any, is currently being assessed.

Reclassification of Capital Accounts:

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $41,671,768 has been reclassified between paid-in-capital in excess of par and distributions in excess of net investment income, $32,561,900 has been reclassified between accumulated net realized losses on investment transactions and accumulated net realized foreign exchange losses, and $903,358 has been reclassified between and distributions in excess of net investment income and accumulated net realized foreign exchange losses as a result of permanent differences primarily attributable to a tax return of capital, foreign currency transactions, amortization methods on fixed income securities, and accounting for swap agreements. These reclassifications have no effect on net assets or net asset values per share.

Taxes:

For Federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains/(losses) resulting from the repatriation of Australian dollars into U.S. dollars and realized currency gains and losses on non-functional currencies are recognized for U.S. tax purposes.

No provision has been made for United States of America Federal income taxes because it is the Fund’s policy to meet the requirements of the United States of America Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

Use of Estimates:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

2.	Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Adviser is an indirect wholly-owned subsidiary of the Investment Manager, which is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 0.65% of the Fund’s average weekly total net assets of common and preferred shareholders up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 million and $900 million, 0.50% of such assets between $900 million and $1.75 billion and 0.45% of such assets in excess of $1.75 billion.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $2,983,086 to the Investment Adviser during the year ended October 31, 2007.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly, at an annual rate of 0.12% of the Fund’s average weekly net assets of both common and preferred shareholders up to $900 million, 0.08% of such assets between $900 million and $1.75 billion and 0.06% of such assets in excess of $1.75 billion. On November 1, 2007, a new fee arrangement becomes effective under which AAMI receives a fee, payable monthly, at an annual rate of 0.15% of the Fund’s average weekly Managed Assets up to $600 million and 0.125% of the Fund’s average weekly Managed Assets in excess of $600 million. Managed Assets are defined as net assets plus the amount of any borrowings, including AMPS, for investment purposes. Historically, the fund accounting fees have been paid by the Fund but effective with the new fee arrangement, AAMI will assume responsibility for payment of the fund accounting fees. The total expenses of the Fund will not be impacted by this change as it is a reclassification from custody fees to administration fees.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. This agreement provides AAMI with a monthly retainer fee of $10,000 plus out-of-pocket expenses. During the year ended October 31, 2007, the Fund incurred fees of $121,856 for the services of AAMI. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

3.	Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2007 aggregated $744,091,411 and $693,972,105, respectively.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

4.	Tax Information

The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 was as follows:

	October 31, 2007	October 31, 2006
Distributions paid from:
Ordinary income	$102,360,809	$125,578,532
Tax return of capital	41,663,188	14,535,038
Total tax character of distributions	$144,023,997	$140,113,570

As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$(10,005,084)
Undistributed long-term capital gains – net	–
Total undistributed earnings	$(10,005,084)
Capital loss carryforward	(63,478,937	)*
Unrealized appreciation/(depreciation) – net	224,736,388	**
Total accumulated earnings/(losses) – net	$151,252,367

*	On October 31, 2007, the Fund had a net capital loss carryforward of $63,478,937 of which $19,311,010 expires in 2010, $2,085,000 expires in 2012, $11,159,376 expires in 2013, $11,980,826 expires in 2014 and $18,942,725 expires in 2015. This amount will be available to offset like amounts of any future taxable gains.
**	The difference between book-basis and tax-basis unrealized appreciation or depreciation is attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, differing treatments for foreign currencies, the tax deferral of wash sales and straddles, the realization of unrealized gains on certain futures and forward contracts and other timing differences .

The United States Federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2007 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$2,412,921,525	$51,145,849	$89,795,209	$38,649,360

5.	Common Stock

There are 400 million shares of $0.01 par value common stock authorized. At October 31, 2007, there were 265,073,644 common shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to NAV is at least 10%. For the years ended October 31, 2007 and October 31, 2006, the Fund did not repurchase any shares through this program.

6.	Preferred Stock

The 24,000 shares of Auction Market Preferred Stock (“AMPS”) outstanding consist of nine series as follows: Series A – 3,000 shares, Series B – 3,000 shares, Series C – 2,000 shares, Series D – 4,000 shares, Series E – 2,000 shares, Series F – 2,000 shares, Series G – 3,000 shares, Series H – 2,500 shares and Series I – 2,500 shares. The AMPS have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (concluded)

whether or not declared. The AMPS have rights as set forth in the Fund’s Articles of Amendment and Restatement.

Dividends on each series of AMPS are cumulative at a rate typically reset every 28 days for Series A through D and every seven days for Series E through I based on the results of an auction. Dividend rates ranged from 4.80% to 7.00% during the year ended October 31, 2007. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding AMPS would be less than 200%.

The AMPS are redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles are not satisfied.

The holders of AMPS have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of AMPS are also entitled to elect two of the Fund’s directors.

7.	Subsequent Events

Subsequent to October 31, 2007, the Fund declared a monthly distribution of 3.5 cents per share payable on December 14, 2007 and January 11, 2008 to common shareholders of record as of November 30, 2007 and December 31, 2007, respectively.

Subsequent to October 31, 2007, dividends and distributions declared and paid on Preferred Stock totaled $4,163,475 for the nine outstanding preferred share series in the aggregate through December 17, 2007.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of

Aberdeen Asia-Pacific Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2007

Aberdeen Asia-Pacific Income Fund, Inc.

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid by the Fund during the fiscal year ended October 31, 2007:

Common Shareholders

Payable Date	Return of Capital†	Foreign Taxes Paid†*	Foreign Source Income**
November 13, 2006-January 12, 2007	–	1.80%	63.60%
February 9, 2007-October 12, 2007	49.90%	3.28%	100.00%

Preferred Shareholders

	Foreign Taxes Paid†*		Foreign Source Income**
	November 2006- December 2006	January 2007- October 2007	November 2006- December 2006	January 2007- October 2007
Series: A-28	1.80%	5.14%	63.60%	100.00%
Series: B-28	1.80%	5.47%	63.60%	100.00%
Series: C-28	1.80%	5.14%	63.60%	100.00%
Series: D-28	1.80%	5.14%	63.60%	100.00%
Series: E-7	1.80%	5.23%	63.60%	100.00%
Series: F-7	1.80%	5.23%	63.60%	100.00%
Series: G-7	1.80%	5.21%	63.60%	100.00%
Series: H-7	1.80%	5.22%	63.60%	100.00%
Series: I-7	1.80%	5.22%	63.60%	100.00%

†	Expressed as a percentage of the distributions paid.
*	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
**	Expressed as a percentage of distributions paid grossed-up for foreign taxes paid.

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited)

Considerations in Approving Renewal of Management Agreement and Investment Advisory Agreement (collectively “Agreements”)

In September 2007, at an in-person meeting, the Board of Directors, including all of the Directors who are not parties to the Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any such party (“Independent Directors”), considered and approved the renewal of the Agreements for an additional term of twelve months. At this meeting, the Directors reviewed an extensive report prepared by the Investment Manager and the Investment Adviser (collectively, the “Advisers”) in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors, and discussed this report with representatives of the Advisers. The Independent Directors also consulted in executive session with counsel to the Independent Directors regarding the renewal of the Agreements. The Directors also considered the recommendation of the Contract Review Committee of the Board (the “Committee”), consisting solely of Independent Directors, that the Agreements be renewed, noting that the Committee had discussed, in executive session with independent counsel, the nature, extent and quality of the management and advisory services provided to the Fund by the Advisers, the level of the management and advisory fees, the costs of the services provided and the profits realized by the Advisers, the Fund’s expense ratio, its relative and absolute performance, any economies of scale with respect to the management of the Fund, any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund, and various other matters included within the report of the Advisers. Given the fact that (i) all management fees payable by the Fund are payable only to the Investment Manager, and the Investment Manager pays a portion of those fees to the Investment Adviser, an affiliated entity which is under common ownership by Aberdeen Asset Management PLC, and (ii) the Investment Manager and the Investment Adviser use a team approach to the making of investment decisions, the Board of Directors did not separately consider the renewal of the Management Agreement and the Investment Advisory Agreement, but rather viewed the Investment Manager and the Investment Adviser as providers of a unified service. However, the Board was provided, and did consider, information as to the services provided by each of the Investment Manager and the Investment Adviser, the fees payable by the Fund to the Investment Manager and by the Investment Manager to the Investment Adviser and, as noted below, certain pro-forma estimates as to the profitability of each in respect of their services to the Fund. The Board’s consideration of investment performance, expenses and economies of scale, as further discussed below, was focused at the Fund level without any separate attribution of those factors to the Investment Manager and the Investment Adviser given the impracticalities inherent in attempting any such attribution.

In approving (or, in the case of the Committee, recommending) the renewal of the Agreements, the Committee, the Independent Directors and the entire Board of Directors, concluded that:

•

The effective annual management fee rate paid by the Fund to the Investment Manager for investment management services was within a reasonable range relative to the effective advisory fee rates of a comparison group consisting of a ten-fund category of closed-end global income funds compiled by Strategic Insight (“SI”) at the request of the Fund (the “Peer Group”), including Aberdeen Global Income Fund, Inc., another U.S.-registered closed-end fund managed by the Investment Manager, and First Trust/Aberdeen Global Opportunity Income Fund, a U.S.-registered closed-end fund sub-advised by AAMI, as well as other Aberdeen Group-managed funds. The Committee, the Independent Directors and the Board also considered the annual fee paid to the Investment Manager by a non-U.S. fund listed on the Toronto Stock Exchange. The SI data (computed based on average managed assets for the six months ended April 30, 2007) indicated that the Fund’s effective management fee rate of

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited) (continued)

0.517% was the second lowest of the eleven funds in the Peer Group, whose fees ranged from 0.505% to 1.050%, and was below the Peer Group’s median and average fee rates of 0.851% and 0.829%. The Committee, the Independent Directors and the Board assumed that the SI compilation of funds represented a reasonably comparable group and that the compilation provided a reasonably reliable general indication of relative fees. Additionally, the Committee noted that the effective management fee rates of 0.644% paid by Aberdeen Global Income Fund, Inc., 1.000% paid by First Trust/Aberdeen Global Opportunity Income Fund and 0.587% paid by a Toronto Stock Exchange-listed fund managed by the Investment Manager were each higher than the Fund’s effective management fee and determined that, given the differences in fund sizes, investment objectives/restriction, and diversification requirements, the effective management fee rate of 0.517% paid by the Fund was reasonable.

•

They were satisfied with the nature, quality and extent of services provided by the Advisers. In reaching this conclusion, the Committee, the Independent Directors and the Board reviewed, among other things, the Advisers’ investment experience, including the positive growth and development of their Far East operations as well as the Aberdeen Group’s global activities, especially in North America, the emerging markets and their growing capabilities in Australia. The Committee, the Independent Directors and the Board received information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Committee, the Independent Directors and the Board also considered the background and experience of the Advisers’ senior management and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. In addition to the other elements noted, the Committee, the Independent Directors and the Board considered the Fund’s absolute and relative performance and its expense ratio, all of which they found to have a direct bearing on a determination of the quality of the advisory services provided. The Committee, the Independent Directors and the Board also noted that the Board reviewed and assessed the quality of the services the Fund receives from the Advisers throughout the year, and received detailed portfolio review and performance reports on a regular basis. Based on these materials, they determined that the advisory services provided were extensive in nature and of high quality.

•

The Fund experienced above-average investment performance, based on an analysis of total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”), ranking 1st out of 10 for the year-to-date period ended April 30, 2007, 3rd out of 10 for the one year period ended April 30, 2007, 5th out of 8 for the three year period ended April 30, 2007 and 2nd out of 8 for the five year period ended April 30, 2007. The Fund’s total return for the year ended April 30, 2007 (after deducting fees and expenses) was 10.13% compared to 12.07% for the Toronto Stock Exchange-listed fund, 14.79% for Aberdeen Australian Bond Fund and 9.17% for Aberdeen Global Income Fund, Inc. and 12.91% for First Trust/Aberdeen Global Opportunity Income Fund for the same period. The Committee, the Independent Directors and the Board noted that the differences in performance noted may have been due to the differences in the investment strategies of each of these other funds.

•

The Committee, the Independent Directors and the Board received and considered information regarding the Fund’s total return in U.S. dollar terms for each of the last five fiscal years on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information as of the end dates of the same periods and the impact of foreign currency movements on the Fund’s performance in U.S. dollar terms. The Committee, the Independent Directors and the Board also received

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited) (concluded)

and reviewed information as to the Fund’s total return for the other funds managed or advised by the Investment Manager, AAMI or the Investment Adviser that pursue similar but not identical strategies. The Committee, the Independent Directors and the Board further reviewed the impact of the Fund’s preferred stock on the returns to shareholders, and information as to the Fund’s discount/premium ranking relative to the Morningstar Group for each of the calendar years ended 2002 through 2006 and the six months ended June 30, 2007. The SI data indicated that for the year to date period ended June 30, 2007, the Fund’s discount/premium ranking was 6th out of the 10 funds in the Morningstar Group. The Committee, the Independent Directors and the Board concluded that the overall performance results supported re-approval of the Agreements.

•

The Fund’s expense ratio based on average managed assets, which included the Fund’s assets attributable to its preferred stock, for the six months ended April 30, 2007 was below the average and median expense ratios of the funds in the Peer Group and ranked second out of the eleven funds in the Peer Group. The Fund’s expense ratio based on average net assets for the six months ended April 30, 2007 was below the average and median expense ratios of all funds in the Peer Group and ranked 3rd out of the 11 funds in the Peer Group. The Committee, the Independent Directors and the Board concluded that the overall expense structure supported re-approval of the Agreements.

•

Any potential economies of scale were being shared between the Fund and the Advisers in an appropriate manner. This determination was based on factors including that the Fund’s management fee schedule provided breakpoints at higher asset levels, and that profitability of the Investment Manager and the Investment Adviser were determined to be reasonable based upon the Board’s review of the Peer Group data and other information provided to the Committee and the Board.

•

In light of the costs of providing investment management and advisory services to the Fund, the profits that the Advisers received, individually and on an aggregate basis (based on certain pro-forma estimates), with respect to providing investment management and advisory services to the Fund were reasonable, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund were reasonable. The Committee, the Independent Directors and the Board considered the profitability levels in light of their collective commercial experience and business judgment, and also considered that the level of profitability was within the range that courts in the past had found to be acceptable when considering the propriety of investment advisory fees paid by registered investment companies.

As noted above, the Board reviewed detailed materials received from the Advisers as part of the renewal process. The Board also regularly reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of the Advisers at least in each of its regular quarterly meetings, which include, among other things, a portfolio review and Fund performance reports.

In considering the Agreements, the Committee, the Independent Directors and the Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund’s surrounding circumstances. After considering the above-described factors and based on the deliberations and its evaluation of the information provided to it, the Committee, the Independent Directors and the Board concluded that approval of the renewal of the Agreements was in the best interest of the Fund and its shareholders. Accordingly, the Board, and the Independent Directors voting separately, unanimously approved the renewal of the Agreements.

Aberdeen Asia-Pacific Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Common shareholders are automatically enrolled in the Plan. Under the Plan, all distributions, net of any applicable withholding tax, will automatically be reinvested by the Plan Agent in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Generally, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent. A shareholder whose shares are held by a broker or nominee that is unable to participate in the Plan may be required to have his shares re-registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Distributions payable to Plan participants will be promptly invested. If the Fund declares a distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that distribution in newly-issued shares of common stock on identical terms and conditions.

In every other case, Plan participants will receive shares on the following basis: if, on payable date, the market price of the Fund’s common stock plus any brokerage commission is equal to or exceeds NAV, Plan participants will receive newly-issued shares of the Fund’s common stock valued at the greater of NAV or 95% of the then-current market price. If, on the other hand, the NAV, plus any applicable brokerage commission, exceeds the market price at such time, the Plan Agent will buy shares of common stock in the open market. If the market price plus any applicable brokerage commission exceeds the NAV as last determined before the Plan Agent has completed its purchases, the Plan Agent will suspend making open market purchases and shall invest the balance available in newly issued shares valued at the greater of NAV or 95% of the then-current market value. All reinvestments are in full and fractional shares carried to four decimal places.

There is no direct charge to participants for reinvesting distributions, except for brokerage commissions. The Plan Agent’s fees for the handling of the reinvestment of distributions are paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant pays a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases. Purchases and sales may be made through a broker affiliated with the Plan Agent. The automatic reinvestment of distributions does not relieve participants of any federal income tax that may be payable on such distributions.

The Plan also allows participants to make voluntary cash investments by sending additional funds by a check drawn on a U.S. bank, in U.S. dollars, payable to the Plan Agent. Additional voluntary cash investments must be in an amount of at least $100, with a maximum of $10,000 per month, with an aggregate annual limit of $120,000 for the purchase of shares of the Fund’s common stock on the open market. Voluntary cash investments will be invested on or before the 15th day of the month, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities law. Cash investments may be commingled with the funds held by the Plan Agent for other shareholders of the Fund, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent will be the price per share allocable to each participant. In the event a participant’s voluntary cash investment check is returned unpaid for any reason, the participant will be charged a $20.00 return fee.

Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice or pursuant to telephonic procedures established by the Plan Agent and will receive stock certificates for all full shares. The Plan Agent will convert any fractional shares to cash at the then-current market price, less a sales fee, and send a check to the participant for the proceeds. The sales fee payable will be the lesser of $10 or the net proceeds from the sale of the fractional share. If the transaction fee and commissions exceed the proceeds from the sale of the fractional share, participants will receive a transaction advice instead of a check. If, by giving proper notice to the Plan Agent, participants request cash in lieu of shares upon any withdrawal from

Aberdeen Asia-Pacific Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

the Plan, the Plan Agent will sell the shares and send the participant the proceeds, less a sales fee of $10 plus brokerage commissions of $0.10 per share.

The Fund or the Plan Agent reserves the right to amend or terminate the Plan either in full or partially upon 90 days’ written notice to each Plan participant.

All questions concerning the Plan should be directed to the Plan Agent, The Bank of New York Mellon Corporation, Shareholder Relations Department, P.O. Box 11258, Church Street Station, New York, NY 10286 or by calling 1-800-432-8224.

Management of the Fund (unaudited)

The names of the Directors and officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or the Investment Advisor are included in the table below under the heading “Interested Directors.” Directors who are not interested persons as described above are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Interested Director

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Age: 52	President Class III Director	Term as Director expires 2009; Director since 2001	Mr. Gilbert is one of the founding directors, and has been the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager and Investment Adviser, since 1983. He has been President of the Fund, of Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. since February 2004. He was Chairman of the Board of the Fund and of Aberdeen Global Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He has been a Director since 1995, and was President since September 2006 of Aberdeen Asset Management Inc., the Fund’s Administrator.	2	Aberdeen Global Income Fund, Inc.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Independent Directors

Anthony E. Aaronson 116 South Anita Avenue Los Angeles, CA 90049 Age: 70	Preferred Stock Director	Term expires 2008; Director since 1986	Mr. Aaronson has been a textile agent for over ten years, representing Asian and European textile mills.	2	Aberdeen Australia Equity Fund, Inc.

David L. Elsum, A.M. c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 70	Class III Director	Term expires 2009; Director since 1986	Mr. Elsum was Chairman of the Queen Victoria Market and Melbourne Wholesale Fish Market, both wholly-owned by the City of Melbourne, from 1996 to October 2007. For a period in excess of five years, he has served as a non-executive director of Aberdeen Leaders Ltd., a listed Australian investment company. He is also a member of the Essentials Services Commission Appeals Panel in Victoria, Australia, and has served as an adviser to the City of Port Philip and the State of Victoria since 2004.	3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Global Income Fund, Inc.

P. Gerald Malone 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Age: 57	Chairman of the Board; Class II Director	Term expires 2008; Director since 2001	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of two London AIM-listed companies (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. He also served as a director of European Growth & Income trust PLC until December 2006.	2	Aberdeen Global Income Fund, Inc.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Neville J. Miles c/o Ballyshaw Pty. Ltd. 62 Caledonia Street Paddington NSW 2021 Australia Age: 61	Class I Director	Term expires 2010; Director since 1996	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies. Mr. Miles served as Chief Executive Officer of Pulse International Pty. Ltd. (financial transaction processing) from 2004 through 2006.	3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Global Income Fund, Inc.

William J. Potter c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 59	Class III Director	Term expires 2009; Director since 1986	Mr. Potter has been Chairman of Robert Meredith & Co. Inc. (investment management) since 2004. He was President of Kingsdale Capital Markets (USA) Inc. (private placement broker) from 2004 through June 2005, and President of Ridgewood Group International Ltd. (international consulting and merchant banking company) from 1996 to 2004.	3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Global Income Fund, Inc.

Peter D. Sacks c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 62	Class II Director	Term expires 2008; Director since 1993	Mr. Sacks has been Managing Partner of Toron Capital Markets (investment management) since 1988.	3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Global Income Fund, Inc.

Dr. Anton E. Schrafl Wiesenstrasse 7 CH-8008 Zurich Switzerland Age: 75	Preferred Stock Director	Term expires 2008; Director since 1998	Dr. Schrafl has been Chairman of the Board of Dynavest Ltd. (investment management company) since 2002. He was Deputy Chairman of Holcim Limited (global manufacturer and distributor of cement and allied products) from 1985 until 2002.	2	Aberdeen Global Income Fund, Inc.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

John T. Sheehy B.V. Murray and Company 560 Sylvan Avenue Englewood Cliffs, NJ 07632 Age: 65	Class I Director	Term expires 2010; Director since 1986	Mr. Sheehy has been Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, and Managing Member of The Value Group LLC (venture capital) since 1997.	3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Global Income Fund, Inc.

Brian M. Sherman 2 Paddington Street Paddington, NSW 2021 Australia Age: 64	Class II Director	Term expires 2008: Director since 1986	Mr. Sherman has been Chairman of Sherman Group Limited (investment company) since 2001 and Chairman of Aberdeen Leaders Limited (investment company) since 1987. He was President of the Board of Trustees of the Australian Museum from 2001 to October 2007. He has also been a Director of Ten Network Holdings Ltd. (Television) since 1998. Mr. Sherman was Chairman of the Fund from 2000 to 2001. Until December 2000, he was Chairman and Joint Managing Director of the Fund’s Investment Adviser, and a Director of the Fund’s then Investment Manager.	1

*	Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc. have the same Investment Manager and Investment Adviser as the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager and Investment Adviser.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Alison Briggs Aberdeen Asset Management Limited Level 6, 201 Kent Street Sydney, NSW 2000 Australia Age: 35	Vice President**	Since 2004	Portfolio manager (since 2007); Head of Fixed Income – Australia (from 2006-2007) and Senior Portfolio Manager (from 2001 to 2005) of Aberdeen Asset Management Limited.

Annette Fraser Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 43	Vice President**	Since 2006	Head of Fixed Income – Asia Pacific (since February 2006), Portfolio Manager (from September 2005 to January 2006) of Aberdeen Asset Managers Limited (affiliate of the Fund’s Investment Manager and Investment Adviser); Managing Director – Fixed Income (from 1990 to 2005) of Deutsche Asset Management Investment Services Limited.

Derek Fulton Aberdeen Asset Management Limited One Bow Churchyard London EC4 M9HH United Kingdom Age: 35	Vice President**	Since 2005	Portfolio Manager (since March 2006) of Aberdeen Asset Managers Limited; Senior Fund Manager (from May 2002 to July 2004) of Aberdeen Asset Managers Limited; Senior Fund Manager (from July 2004 to December 2004) of Aberdeen Asset Management Asia Limited; Head of Global Sovereign and Asian Fixed Income, and a Director, of Aberdeen Asset Management Asia Limited (from December 2004 to March 2006).

Beverley Hendry Aberdeen Asset Management Inc. Las Olas Place 300 S.E. 2nd Street, Suite 820 Fort Lauderdale, FL 33301 Age: 54	Vice President***	Since 2003	Director (since 1995), Vice President, Managing Director, Latin American operations (from October 2005) and Chief Executive Officer (from 1995 to October 2005) of Aberdeen Asset Management Inc.; Director of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005); Member of Executive Management Committee (since 2002) and Executive Director (from 1991 to 2002) of Aberdeen Asset Management PLC.

Steve Ilott***** Aberdeen Asset Management Limited One Bow Churchyard London EC4 M9HH United Kingdom Age: 40	Vice President**	Since 2006	Head of Fixed Income (since December 2005) of Aberdeen Asset Managers Limited; Director and Head of Fixed Income – London (from 2001 to December 2005) of DB Group Services (UK) Limited.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Christian Pittard Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 34	Vice President and Assistant Secretary****	Since 2001	Director and Vice President (since 2006), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (from 2000 to May 2005); Managing Director of Aberdeen Asset Managers Jersey Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (from 1999 to November 2005).

Andrew Smith Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 39	Vice President – Compliance****	Since 2007	Director and Chief Financial Officer (since October 2005) and Vice President (from 2000 to October 2005) of Aberdeen Asset Management Inc.

Alan Goodson Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 33	Secretary and Treasurer****	Since 2005	Vice President and Secretary (since October 2005) and employee (since June 2005) of Aberdeen Asset Management Inc.; Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on June 13, 2007.
**	Ms. Briggs, Mr. Fulton, Ms. Fraser and Mr. Ilott hold the same position with Aberdeen Global Income Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Fund.
***	Mr. Hendry serves as Vice President of Aberdeen Australia Equity Fund, Inc., and as an Assistant Treasurer of Aberdeen Global Income Fund, Inc., both of which maybe deemed to be part of the same “Fund Complex” as the Fund.
****	Messrs. Pittard, Smith and Goodson hold the same position(s) with Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be a part of the same “Fund Complex” as the Fund.
*****	Mr. Ilott left the Fund effective January 1, 2008.

Aberdeen Asia-Pacific Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Anthony E. Aaronson

David L. Elsum

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

Anton E. Schrafl

John T. Sheehy

Brian M. Sherman

Officers

Martin J. Gilbert, President

Alison Briggs, Vice President

Annette Fraser, Vice President

Derek Fulton, Vice President

Beverley Hendry, Vice President

Christian Pittard, Vice President and Assistant Secretary

Andrew Smith, Vice President – Compliance

Alan Goodson, Treasurer and Secretary

Donald C. Burke, Assistant Treasurer

Andrea L. Melia, Assistant Treasurer

Timothy Sullivan, Assistant Treasurer

Sander M. Bieber, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 37th Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

The Bank of New York Mellon Corporation

Shareholder Relations Department

P.O. Box 11258

Church Street Station

New York, NY 10286

1-800-432-8224

Auction Agent

Deutsche Bank Trust Company Americas

280 Park Avenue, 9th Floor

New York, NY 10018

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 37th Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the American Stock Exchange under the symbol “FAX”. Information about the Fund’s net asset value and market price is available at www.aberdeenfax.com

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 – Code of Ethics.

(a)	As of October 31, 2007, the Registrant had adopted a Code of Ethics that applies to its principal executive officer, principal financial officer or persons performing similar functions.

(b)	For purposes of this Item, the term “Code of Ethics” means written standards that are reasonably designed to deter wrongdoing and promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the Registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there were no material changes to the Code of Ethics referred to in 2(b) above.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics referred to in 2(b) above.

(e)	Not applicable.

(f)	A copy of the Code of Ethics has been filed with this Form N-CSR as Item 12(a)(1).

Copies of the Code of Ethics may be requested free of charge by calling toll free on 1-800-522-5465.

Item 3 – Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated David Elsum, Peter Sacks and John Sheehy as Audit Committee Financial Experts. Mr. Elsum, Mr. Sacks and Mr. Sheehy are all considered by the Board to be independent directors as interpreted under this Item 3.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) [1] Audit-Related Fees	(c)[2] Tax Fees	(d) All Other Fees
October 31, 2007	$134,500	$21,250	$7,250	Nil
October 31, 2006	$128,500	$9,500	$6,700	Nil

[1]	The Audit-Related Fees are for reviewing the Basic Maintenance Tests carried out in respect of the Registrant’s Auction Market Preferred Stock.
[2]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)	Below are the Registrant’s Pre-Approval Policies and Procedures:

(1)	Audit Committee Pre-Approval Policies and Procedures

Refer to Exhibit A.

(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

	Fiscal Year Ended October 31, 2007	Fiscal Year Ended October 31, 2006
Registrant	$14,500	$13,400
Registrant’s Investment Manager	Nil	Nil

(h)	The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal year ended October 31, 2007, the audit committee members were:

David Elsum

Peter D. Sacks

John T. Sheehy

(b)	Not applicable.

Item 6 – Schedule of Investments.

Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto. The Registrant’s Board of Directors most recently ratified the proxy voting policies of the Investment Manager and Investment Adviser in March 2006.

The proxy voting policies of the Registrant are referenced Exhibit B and Investment Manager and Investment Adviser are referenced Exhibit C.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1)	The information in the table below is as of October 31, 2007.

Individual & Position	Services Rendered	Past Business Experience
Derek Fulton BA (Hons), AIIMR (Commenced 1996) Director, Fixed Income [Singapore]	Responsible for Australian & Asian fixed interest strategy and asset allocation.	Currently is a member of the London currencies team and of the Global Portfolio Selection Team and previously a portfolio manager on the fixed income team.

Anthony Michael BECon, MSc in Economica MComm in Applied Finance Grad Diploma in Securities Studies (Commenced June 2007) Director, Asian Fixed Income	Responsible for management and investment performance of Aberdeen’s Non-Japan Asia fixed income and capital market products.	Appointed Head of Asian Fixed Income in June 2007 when Aberdeen acquired Deutsche Australia. Prior to the acquisition was director/senior portfolio manager with Deutsche Australia since 2002.

Kenneth Akintewe MArts (Econs), MSc (Int. Banking/Financial) (Commenced August 2005) Portfolio Manager [Singapore]	Responsible for Asian fixed income (interest rates and currencies) research and portfolio management.	Currently is a portfolio manager in the Asian fixed income team. Joined Aberdeen in 2002, initially on the global equities desk in Glasgow, before transferring to the global bond team in 2003.

Alison Briggs BBus, ASIA (Commenced March 1998) Head of Fixed Income - Australia	Responsible for Australian portfolio management, dealing and Australian economics and dollar-bloc currency research.	Currently is the head of fixed income in Australia. Joined in 2001 when Aberdeen acquired the Equitilink investment management business. Prior to working at Equitilink she was an assistant director at SBC Warburg (now UBS Australia).

David Lai BBA (Honors), MBA, CFA (Commenced November 2006) Portfolio Manager	Responsible for Australian portfolio management.	Currently is a portfolio manager in the Australian fixed income team. Joined Aberdeen in 2006 prior to which he worked at HSBC Asset Management, Hong Kong.

(2)

	Registered Investment Company Managed by Portfolio Manager		Pooled Investment Vehicle Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
Derek Fulton	3	$2,813.2	3	$702.4	1	$142.8
Kenneth Akintewe	3	$2,813.2	3	$621.6	0	$0
Alison Briggs	2	$2,502.2	1	$614.1	1	$56.7
Anthony Michael	2	$2,502.2	2	$614.1	5	$2,708.3
David Lai	2	$2,502.2	2	$620.4	0	$0

*	Total assets are as of October 31, 2007 and have been translated to U.S. dollars at a rate of £1.00 = $2.0774.
**	There are NO accounts (with assets under management totaling approximately $ NIL) managed by the Portfolio Managers with respect to which part of the advisory fee is based on the performance of the account.

(3)	The Aberdeen Group recognizes the need to provide a competitive compensation package in order to attract and retain high calibre staff. In addition to an attractive base salary and performance-related bonus, investment professionals also receive a competitive benefits package and participation in a company-wide stock ownership plan. Key executives participate in a substantial stock option plan, as well as cash-backed and equity-backed long-term incentive plans. A description of the various compensation plans is provided below:

Executive Share Option Plan. The Aberdeen Group has an executive share option plan. Options are granted based on an assessment of the individual’s expected contribution to future Aberdeen Group performance. Options are granted for no consideration. Options granted may only be exercised if the Aberdeen Group’s Remuneration Committee is satisfied that the prescribed performance criteria are met. The criteria have been chosen as being reflective of success in the industry sector within which the Aberdeen Group operates. The criteria have also been deemed to be appropriate in order to achieve the goal of delivering good returns to clients and shareholders alike.

Share Incentive Plan. The Share Incentive Plan is intended to encourage ownership of shares of Aberdeen PLC by employees of the Aberdeen Group, and is available to all executive directors and employees of the Aberdeen Group, thus aligning their interests with those of the shareholders. All executive directors and employees who have been employed for a minimum period of 12 months may participate in the Share Incentive Plan.

Pension. The Aberdeen Group offers a contributory money purchase pension plan to which the employer’s contribution is 15% of basic salary and the employee contributes 5%. Once an employee becomes a member of the Aberdeen Group’s pension plan, the Aberdeen Group will provide life insurance coverage that provides death-in-service benefits.

Deferred Bonus. During 2003, the Aberdeen Group implemented a deferred bonus plan designed to encourage the retention of certain key employees identified as critical to the Aberdeen Group’s achievement of its long-term goals. An employee benefit trust was established and funded for the purpose of paying potential awards under this plan. Deferred payments made in the form of cash bonuses were paid to qualifying employees over a three year period from 2004 to 2006.

Long Term Incentive Plan (“LTIP”). The LTIP is administered by an independent professional trustee. Under the LTIP, an award made by the trustee to an eligible participant may take one of the following two forms:

1.	The right to acquire a specified number of shares. The number of shares which may be acquired will be determined by the performance of the Aberdeen Group over the relevant measurement period; or

2.	The acquisition of shares by a participant at the time the award is made. The participant’s ownership of any shares is contingent upon the satisfaction of the Aberdeen Group’s performance targets.

In each case, the rules of the LTIP will ensure that the participant does not acquire ownership of the relevant shares until the end of the measurement period and then only to the extent that the performance targets have been satisfied.

Performance is reviewed on a formal basis once a year and this review influences individual staff members’ subsequent remuneration. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of investment managers, to the investment team. Discretionary bonuses are based on a combination of the team and the individual’s performance, as well as industry comparatives and the Aberdeen Group’s performance as a whole. The weighting of these factors varies and overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also contributory factors. Discretionary bonuses generally range from 10% to 50% of a portfolio manager’s annual salary; equity incentives could provide a substantially greater part of compensation over the longer term (3 years or more).

(4)

(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially owner by the Portfolio Manager as of October 31, 2007
Derek Fulton	$0
Anthony Michael	$0
Kenneth Akintewe	$0
Alison Briggs	$0
David Lai	$0

(b)	Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2006 through November 30, 2006	0	0	0	26,507,364
December 1, 2006 through December 31, 2006	0	0	0	26,507,364
January 1, 2007 through January 31, 2007	0	0	0	26,507,364
February 1, 2007 through February 28, 2007	0	0	0	26,507,364
March 1, 2007 through March 31, 2007	0	0	0	26,507,364
April 1, 2007 through April 30, 2007	0	0	0	26,507,364
May 1, 2007 through May 31, 2007	0	0	0	26,507,364
June 1, 2007 through June 30, 2007	0	0	0	26,507,364
July 1, 2007 through July 31, 2007	0	0	0	26,507,364
August 1, 2007 through August 31, 2007	0	0	0	26,507,364
September 1, 2007 through September 30, 2007	0	0	0	26,507,364
October 1, 2007 through October 31, 2007	0	0	0	26,507,364
Total	0	0	0	—

[1]

The Fund’s stock repurchase program was announced on March 19, 2001, and allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 10%.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2007, there were no material changes to the policies by which shareholders may recommend nominees to the Fund’s Board.

Item 11 – Controls and Procedures.

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2(f) of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Asia-Pacific Income Fund, Inc.

By:	/s/ Martin Gilbert
Martin Gilbert,
President of Aberdeen Asia-Pacific Income Fund, Inc.

Date: December 21, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Martin Gilbert
Martin Gilbert,
President of Aberdeen Asia-Pacific Income Fund, Inc.

Date: December 21, 2007

By:	/s/ Alan Goodson
Alan Goodson,
Treasurer of Aberdeen Asia-Pacific Income Fund, Inc.

Date: December 21, 2007

EXHIBIT LIST

12(a)(1) – Code of Ethics

A – Registrant’s Audit Committee Pre-Approval Policies and Procedures

B – Registrant’s Proxy Voting Policies

C – Investment Manager’s and Investment Adviser’s Proxy Voting Policies

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications